Friedman, Billings, Ramsey 2008 Investor Conference December 3, 2008

Forward-Looking Statements Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward- looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Outline The Meadowbrook Approach Diverse Business Model Strategy Driving Enterprise Value and ROE

The Meadowbrook Approach Our Focus We are a specialty insurance underwriter and insurance administration services company, that serves the needs of underserved market segments that value service and specialized knowledge with solutions that include: Excess and surplus lines commercial property and casualty insurance; specialty program underwriting; alternative risk transfer solutions; agency operations; and insurance administration services Our Objective To generate predictable earnings, in any stage of the market cycle, with a long term targeted return on average equity target of 15% Our Strategy Maximize the unique characteristics of our balanced business model Generate profitable underwriting results from our insurance operations Generate consistent investment income with a low-risk, high-quality approach Leverage of invested assets to equity Generate stable, consistent fee and commission income through our agency and risk management operations Generate free cash flow from dividends from insurance company subsidiaries and non-regulated insurance administration services Deliver consistent results with a balanced business model

Pro Forma Meadowbrook Vitals Pro forma market cap: $239 million (11/21/2008) Outstanding shares: 57.6 million Weighted average shares at Q3 2008 47.6 million Weighted average shares at Q4 2008 57.6 million Book value (9/30/2008): $422.6 million Book value per share (9/30/2008): $7.33 Debt to equity: 34.0%; 14.8% excluding debentures Debt to total capital: 25.4% Price / book: 0.57 (11/21/2008) Premium Leverage GWP to GAAP surplus 1.4 to 1 NWP to GAAP surplus 1.2 to 1 GWP to Statutory surplus 1.9 to 1 NWP to Statutory surplus 1.6 to 1 Insider ownership: 7.2% Organic growth, a 2007 equity offering and the recent acquisition of ProCentury Corporation have contributed to an increase in the size and scope of our profile (9/30/2008)

Diversified Set of Risk Bearing and Non Risk Bearing Product and Service Offerings Agency commissions Minimal Capital Requirements Large Capital Requirements Low Retained Risk High Retained Risk Specialty Insurance Operations Non Risk Bearing Agency and Fee-Based Operations Diverse Revenue Sources A Choice in Assumed Risk Levels Flexible Capital Allocation Alternatives Insurance administration revenue Quota share risk sharing Profit based commission risk sharing Fully insured program risk retention Our model provides flexibility in risk retention and capital allocation decisions Admitted products and programs Non-admitted products and programs Risk sharing vehicles

Powerful and Diverse Distribution Network National network of wholesale general agents Program agents and program administrators Non-Admitted Excess and Surplus Lines Admitted Programs Products Distribution Channels Specialty Product Lines Retail agent appointments for primary workers compensation USSU / Meadowbrook specialty brokerage for excess workers compensation General program administrators Retail agent appointments for surety Marine brokers and general agents for ocean marine Environmental general agents for environmental risks Construction brokers for contractor classes Our range of distribution capabilities includes general agents, program agents, independent agents, specialty retail agents, brokers and Meadowbrook agencies Brokers and retail agents for excess casualty

Typical Meadowbrook Offerings Mono-line Products Admitted Programs Non-admitted Excess and Surplus Lines Picture framers Music equipment stores Christian booksellers Health and fitness centers Chemical distribution Livestock Custom Harvesters Pet-sitters Oil and gas contractors Assisted care facilities Package delivery Restaurants, bars, taverns Apartments Hotels and motels Mercantile Convenient stores Contractors liability Inland marine Workers' compensation Excess casualty Surety Ocean marine Environmental Managed Programs Michigan Municipal League Minnesota County Insurance Trust The Builders Group Workers' Compensation Fund Alabama Forest Fund USSU-Excess Workers' Compensation

National Scope with Regional Perspective Bermuda Talented insurance underwriting, agency and fee-for-service resources are located throughout the country to serve various client needs Regional management effectively serves local needs Support from headquarters enables efficient resource deployment and cross-unit coordination Balance of effective local touch, with efficient national coordination Meadowbrook locations Top 10 production states 1 2 3 4 10 5 6 7 9 8

Capability Building Through Acquisition

MEADOWBROOK INSURANCE GROUP

Strategic Staging of Acquisitions

Retail Agency Only → **Core Capability Build Out** → **Synergistic Expansion**



Founded as a retail insurance agency
1955
Star Insurance Company
1985
1990
Savers Property and Casualty Insurance Company
American Indemnity Insurance Company
1994
1996
Association Self Insurance Services
Saginaw Insurance Agency
Williamsburg National Insurance Company
Crest Financial Services
1997
1998
Ameritrust Insurance Corporation
Florida Preferred Administrators, Inc.
Preferred Insurance Company, Ltd
TPA Insurance Agency
1999
2005
Insurance and Benefits Consultants
USSU
2007
2008
ProCentury Corp.

10

Making the Model Work A Growth Platform on a Stable Foundation

Third Quarter 2008 Highlights (Includes Two Months of ProCentury) Gross written premium increased by 48% to $134.4 million compared to $90.7 million in the third quarter of 2007; excluding ProCentury premium increased by 6.5% Net operating income, excluding amortization increased 50.1% to $12.5 million and includes $5.4 million after tax from Ike and Gustav and $6.7 million after tax from realized losses Third quarter GAAP combined ratio was 96.7% and includes 8.1 percentage points from hurricane losses, and only two months of earned premium from ProCentury, compared to 93.8% in the third quarter of 2007 Paid a $0.02 per share dividend Repurchased 500,000 shares and 2,500,000 shares remain authorized for repurchase

2008 Year to Date Highlights and Updated 2008 Guidance Year to Date September 30, 2008 Highlights Gross written premium increased by 23.6% to $319.3 million compared to $258.2 million on a year to date basis for 2007; excluding ProCentury premium increased by 9.0% Net operating income, excluding amortization increased 41.1% to $31.2 million and includes $5.4 million after tax from Ike and Gustav and $6.7 million after tax from realized losses The year to date GAAP combined ratio was 94.0% and includes 3.3 percentage points from hurricane losses, compared to 95.7% for the year to date period in 2007 Updated 2008 Guidance We expect full year net operating income in a range of $37.0M to $38.0M Net operating income per share is expected to be between $0.82 and $0.84

2009 Guidance and ROE Estimates GWP Range of $725M - $740M Combined Ratio Range of 95.0% - 97.0% Net income from operations $46.0M - $52.0M excluding amortization $52.0M - $58.0M Net operating income per share $0.80 - $0.90 per share excluding amortization $0.90 to $1.00 per share 2009 guidance considers uncertainty about the timing of rate stabilization and firming, an unpredictable investment climate and a shift in our business mix that includes a higher percentage of revenue from insurance underwriting operations

Insurance Underwriting Operations Premium Distribution Pro forma Production Distribution Other Liability 0.3 Commercial Multi-Peril 0.19 Workers' Compensation 0.23 Commercial Auto 0.17 Fire 0.04 Inland Marine 0.03 Medical Malpractice 0.02 Other 0.03 Pro forma Production YTD September 30, 2008

Insurance Underwriting Operations Loss and Expense Ratios 2004 2005 2006 2007 6/30/2008 Expense Ratio 0.319 0.328 0.326 0.338 0.359 Loss Ratio 0.599 0.666 0.619 0.579 0.614 2004 2005 2006 2007 6/30/2008 Expense Ratio 0.335 0.335 0.345 0.342 0.306 Loss Ratio 0.679 0.652 0.623 0.612 0.615 Q1 2008 Q2 2008 Q3 2008 9/30/2008 Expense Ratio 0.338 0.318 0.31 0.308 Loss Ratio 0.599 0.628 0.657 0.632 GAAP Loss ratio GAAP Expense ratio GAAP Loss ratio GAAP Expense ratio 101.4% ProCentury Combined Ratio Meadowbrook Combined Ratio 98.7% 96.8% 95.4% 92.1% 91.8% 99.4% 94.5% 91.7% 97.3% 2008 Quarterly and YTD Combined Ratio 93.7% 94.6% 94.0% GAAP Loss ratio GAAP Expense ratio 96.7%* *Q3 2008 loss ratio includes 8.1 percentage points due to Hurricanes Gustav and Ike with only two months of Century earned premium

The Insurance Company Operation Growth Platform Small to medium sized general agents, retail and specialty agents and program administrators Local/regional agents with $2 - $25 million in premium volume Programs and Products Target Market Typical Distribution Licensing Alternative Solutions Admitted Programs: specialized underwriting, products and services designed for association and industry groups Non-admitted E&S Commercial Property and Casualty Products: commercial property and casualty coverage for diverse classes of business with rate and form flexibility Primarily small to medium sized businesses in underserved markets Onshore or offshore captive and rent-a-captive insurance vehicles available to provide risk sharing opportunities to partners 6 insurance companies with a variety of licenses to write on an admitted and non-admitted basis in all 50 states

Revenue Enhancement Opportunities of the ProCentury Merger Executing on opportunities for complementary product and distribution capabilities Meadowbrook launched a new wholesale relationship in the Midwest, which supports Century and other unaffiliated carriers Century is able to serve surplus lines market needs for a major Meadowbrook workers' compensation partner in New England Utilization of Meadowbrook's program capabilities for top Century general agents with program capabilities Executing on opportunities that leverage shared infrastructure and increased size Developing Centers of Expertise for claims management Increased size and diversity benefit costs of reinsurance expense Enhanced marketing capabilities though joint business development functions Geographic expansion of Century offerings through Meadowbrook's admitted markets Executing on opportunities to leverage other niche capabilities The combined capabilities of the companies allow us to receive and evaluate more opportunities Independently, neither Meadowbrook nor Century would have been able to meet the comprehensive risk management solutions that some opportunities require

Agency and Fee-Based Operations Provide a Stable Foundation and Leverage of Fixed Costs Agency Operations Original foundation of the Company in 1955 Operates five retail / wholesale insurance agencies Generates commission income from more than 50 unaffiliated carriers Insurance Administrative Services Primarily serving the self-insurance market Provides clients administrative and back office services Requires minimal capital Creates non-regulated liquidity to cover fixed costs and debt service Provides free cash flow for acquisitions/other capital management purposes

Agency and Fee-Based Operations Profile Fee Revenue 2004 2005 2006 2007 2008 Forecast Inter-company fees 48.05 50.754 49.995 50.948 55 fees 32.045 26.774 30.441 36.068 34 commissions 8.481 9.142 10.731 9.92 11 Commission Revenue Gross Commission and Fee-Based Revenue Non-regulated revenue contributes to capital management flexibility, and has been a reliable source of non-risk bearing revenue and free cash flow $88 $87 $91 $97 $100 Inter-company fee revenue

We Execute our Approach with a Focus on Underwriting Discipline We re-underwrite E&S authority business for accuracy and completeness We limit exposure to catastrophe-prone areas and buy reinsurance Our associates have broad and deep underwriting experience and expertise Our in-house actuarial team supports underwriting with pricing and loss analysis Our new opportunities undergo a thorough new business due diligence process Robust program controls help monitor all programs for performance We have high quality, long-term reinsurance partnerships with companies that have an A- rating or better As an underwriting company, we underwrite for predictability and profitability

Our Success Depends on Delivering Superior Service to Our Agents This is a relationship-based business, we compete on service, rather than solely on price or underwriting terms Speed and ease of doing business are our value propositions Appropriately managed delegations of underwriting authority helps agents quickly serve their clients Our goal is to bring new products and services to market quickly Investments in web-based applications for agents are a high priority We manage our distribution partnerships in order to maintain strong relationships and avoid channel conflict Diverse capabilities allow us to offer distribution flexibility build to suit the opportunity

Pro forma Investment Allocation Low equity risk exposure 98% fixed income and cash 2% preferred stock High credit quality 98.5% of bonds are investment grade Fixed income duration is 4.5 years matched to liability duration of 2.5 years Average pre-tax yield is 4.3% We Maintain a High Quality, Low Risk Investment Portfolio We maintain a conservative investment portfolio September 30, 2008 (Note: Percent investment grade by type in parentheses) (100%) (98.3%) (99.8%) (93.5%)

Focus on Generating Consistent Investment Income ProCentury net investment income 2004 2005 2006 2007 2008 pro forma forecast* MIG Investment Income 14.911 17.975 22.075 26.4 50.014 PROS Investment Income 10.048 14.487 19.372 22 Meadowbrook net investment income Net Investment Income With over $1 billion in invested assets, we are focused on generating consistent levels of investment income while limiting incremental risk * Full year 2008 reported will be lower because there will only be 5 months of post merger results

Driving Enterprise Value and ROE Balanced model provides opportunities across market cycles Increase underwriting leverage through select revenue enhancement opportunities between admitted and non-admitted products Increase fee-for-service income through new opportunities and margin expansion as amortization runs off Increase investment leverage through cash from operations and extending duration of reserves and invested assets Reduce expenses through leveraging fixed costs over a larger revenue base Expansion of product, geographic and program diversification

Questions?

Robert Cubbin Karen Spaun Friedman, Billings, Ramsey 2008 Investor Conference December 3, 2008